                                                                   EXHIBIT 10.36
                                                                   -------------

                             VERISITY DESIGN, INC.

                           Software License Agreement

     This Software License Agreement ("Agreement") is entered into effective as of January 18, 1999 (the "Effective Date"), by and between VERISITY DESIGN, Inc., a California corporation ("Licensor"), and Intel Corporation, a California corporation ("Licensee") with reference to the following:

                                   Background

     A. Licensor is the creator of the certain software programs generally known as Specman, as more fully described in Exhibit A attached hereto (the "Licensed Program").

     B. Licensee desires to obtain (i) a license to the Licensed Program and such separate printed documentation ('Documentation") as Licensor generally makes available to its licensees in connection with the Licensed Program, and
(ii) access to certain maintenance and technical support services in connection with the Licensed Program, and Licensor desires to grant such a license and provide such services on the terms and conditions set forth in this Agreement.

     C. This Agreement is limited to the [*] Specman licenses acquired by Intel from the purchase of the [*] hardware design team known as [*]. Future Intel purchases of Verisity software will be subjected to a separate negotiated agreement.

     NOW THEREFORE, the parties agree as follows:

     1.  License.  Subject to Licensee's compliance with the terms and
         -------
conditions of this Agreement. Licensor grants to Licensee, and Licensee accepts from Licensor, for each Licensed Copy (as defined below), a nonexclusive, nontransferable license to load the executable form of the Licensed Program into computer memory, and execute the same within a single central processing unit ("CPU") associated with such memory, provided that (i) no more than that number of copies of the Licensed Program as Licensee has paid the applicable License Fee as specified in Exhibit A (each, a "Licensed Copy") may be simultaneously
                    ---------
loaded into computer memory and executed on an associated CPU; (ii) such memory and associated CPU must be owned or leased by Licensee, and must be physically located at the Delivery Site specified in Exhibit A; and (iii) Licensee will
                        ----              ---------
make no use of the Licensed Program for other than its intended uses that are directly related to the internal business operations of Licensee, and will not make any use

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

thereof to offer the benefits or services of the Licensed Program to third parties, whether such arrangement is in the nature of a service bureau, out-sourcing service, joint development relationship or any other similar service or business. In addition to the foregoing, Licensee acknowledges and agrees that in order to enforce the limitation on the number of Licensed Copies which may be simultaneously loaded and executed, the Licensed Program includes license management software which is only effective if all CPUs on which the Licensed Program operates are at all times capable of communicating via a local area network or a wide area network if applicable WAN upgrade has been purchased (but not a dial-up network) with the license management software; therefore, the Licensed Program may not be executed on any CPU which is not in direct communication at all times with the license management software on such a network. Licensee may make and hold two copies of the Licensed Program for temporary backup use and/or archival purposes. All of Licensee's rights to use the Licensed Program are expressly stated herein; there are no implied rights.

     2.  Additional Restrictions.  Licensee may not use, copy, modify,
         -----------------------
display, sublicense or print the Licensed Program or the Documentation, in whole or in part, except as expressly provided in this Agreement. Without limiting the generality of the foregoing, Licensee will abide by the following additional restrictions on the use and copying of the Licensed Program and Documentation:

         (a) No Modification.  Licensee will not make any modification to, or
             ---------------
adaptation of, the Licensed Program or the Documentation nor merge either of them into any other programs or other materials. Licensee will have no access to, or rights or license to modify, the source code for the Licensed Program, except as expressly set forth in Exhibit B attached hereto. Licensee will not
                                 ---------
attempt, or allow others under its control to attempt, to obtain or derive information from or about the Licensed Program through disassembly, decompiling, reverse engineering or other means.

         (b) Markings.  All titles, trademarks, copyright notices and other
             --------
proprietary markings must be reproduced on all permitted copies of the Licensed Program. Licensee will not remove such titles, trademarks, copyright notices or other proprietary markings.

     3.  Proprietary Matters.
         -------------------

         (a) Ownership.  Licensee acknowledges that the Licensed Program and the
             ---------
Documentation, including all associated copyrights, patents, trademarks, trade secrets and other intellectual property and proprietary rights with respect thereto, are, and at all times will be, the sole property of Licensor and its licensors, even if suggestions made by Licensee are incorporated into subsequent versions of the Licensed Program or the Documentation.

         (b) Confidential Information.  Licensee acknowledges that the Licensed
             ------------------------
Program and the Documentation, including without limitation all aspects of the Licensed Program (e.g., the source code, methods of processing, specific design and structure of individual programs and their interaction and unique programming techniques employed therein as well as screen formats) constitute valuable trade secrets of Licensor and its licensors. Licensor and Licensee acknowledge that, in the course of dealings between the parties, each parry will acquire information, identified as confidential, about the other party, its business activities and operations, its technical information and trade secrets, of a highly confidential and proprietary nature. Each party will hold such information, which is identified as being confidential, and Licensee will hold the Licensed Program and the Documentation, as well as the terms of this Agreement, in strict confidence and will not disclose or reveal the same to third parties except for any information generally available to or known to the public, independently developed outside the scope of this Agreement, lawfully disclosed by a third party, or required to be disclosed to a tribunal, provided that in the case of required disclosures to tribunals, the receiving party will notify the disclosing party prior to such disclosure to allow the disclosing party to obtain protective orders maintaining the confidentiality of such information. Notwithstanding the foregoing, Licensee is not prohibited from using the Licensed Program in the intended operational environment where the operation of same may be observed by persons other than Licensee.

     4.  Maintenance And Technical Support Services.  For such periods as
         ------------------------------------------
Licensee fully pays the Annual Maintenance Fee as described in Section 5(b) below, Licensor will provide the services to Licensee as are described in Exhibit B attached hereto (the "Services").
---------

     5.  License Fee; Maintenance Fee.
         ----------------------------

         (a) License Fee.  In consideration for the licenses granted to Licensee
             -----------
in this Agreement, Licensee will pay to Licensor the License Fee set forth in Exhibit A with respect to each Licensed Copy of the Licensed Program. Upon
---------
delivery of the Licensed Program to Licensee's Delivery Site, Licensor will
                                                        ----
deliver an invoice to Licensee setting forth the applicable Licensee Fee and the Initial Maintenance Term's Annual Maintenance Fee as set forth in Exhibit A, and
                                                                  ---------
Licensee will pay the same in full within [*] business days after receipt of such invoice.

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         (b) Annual Maintenance Fee.  In consideration for the Services to be
             ----------------------
performed by Licensor as described in Exhibit B, Licensee will annually pay to
                                      ---------
Licensor a fee (the "Annual Maintenance Fee"), to be determined and paid as follows:

             (i) The Annual Maintenance Fee payable with respect to the Initial Maintenance Term (as defined in Section 6(b) below) will be paid with the License Fee invoiced to Licensee and payable pursuant to Section 5(a) above.

             (ii) The Annual Maintenance Fee payable with respect to each Renewal Maintenance Term (as defined in Section 6(b) below) will be invoiced by Licenser to Licensee at least [*] days before the expiration of the prior Maintenance Term, and must be paid in full within [*] days after the invoice dare.

             (iii) Because the cost of providing Services depends on a number of unpredictable facts, such as the magnitude of improvements in New Releases, Licenser may adjust the Annual Maintenance Fee for any Renewal Maintenance Term by written notice to Licensee prior to the expiration of the immediately prior Maintenance Term.

             (iv) Licensee will not have the option of paying the Annual Maintenance Fee with respect to less than the total number of Licensed Copies of the Licensed Program, except to the extent that (A) Licensee wishes to terminate the Services entirely as provided in Section 6(c) below, or (B) Licensee notifies Licensor that the scope of the license granted in Section 1 is to be reduced to include only that number of Licensed Copies as to which Licensee has paid the Annual Maintenance Fee, as provided in Section 6(c) below.

         (c) Form of Payment; Taxes; Late Payments.  All payments are due in
             -------------------------------------
United States dollars. The amount of the stated License Fee and Annual Maintenance Fee do not include any taxes, duties or other governmental charges levied or which may be levied in respect of such fees or the services performed hereunder. Licensee agrees to pay all such taxes, duties and governmental charges, regardless of when they may come due, or to reimburse Licensor for same if Licensor is required by applicable law to collect and pay over same to the relevant taxing authority. Licensor reserves the right to apply a service charge to the unpaid balance at the rate of [*] per month (but in no event more than the maximum rate allowed by law) for any fee or other amount not paid within [*] days after the due date. In addition, if Licensee fails to pay any invoice when due, Licenser will have the right to institute collection procedures to recover same and all costs incurred by Licensor will be paid by Licensee.

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     6.  Term and Termination.
         --------------------

         (a) License Term.  The term of this Agreement and the licenses granted
             ------------
hereunder will be perpetual upon payment of the License Fee with respect to each Licensed Copy, unless terminated by Licensee as provided in this Agreement, and may only be revoked by Licensor if Licensee materially breaches any of its material obligations this Agreement.

         (b) Maintenance Term; Renewal.  The Services obligations of Licensor
             -------------------------
under Section 4 above will commence upon the delivery of the Licensed Program to Licensee ("Commencement") (provided that Licensee has paid the Initial Maintenance Term's Annual Maintenance Fee) and will expire at the end of business on the date [*] from Commencement (the "Initial Maintenance Term"). Such Services obligations will automatically renew on the [*] of Commencement each [*] during the term of this Agreement for additional [*] periods (each, a "Renewal Maintenance Term"), provided that Licensee pays the applicable Annual Maintenance Fee prior to the due date therefor, provided that any Renewal Maintenance Term commencing after [*] from Commencement of the Initial Maintenance Term must be by mutual written agreement of the parties. Reinstatement of lapsed Services will be subject to the payment of applicable reinstatement fees equal to the prorated sum of Maintenance Fees which would have been payable during the lapsed period plus [*]%.

         (c) Termination. Licensee may terminate its right to obtain the
             -----------
Services under this Agreement at any time upon written notice to Licenser, subject to compliance with the provisions of this Section 6. Licensee may also terminate the license granted in Section 1 above as to any Licensed Copy of the Licensed Program upon notice to Licenser, provided that Licensor will have no obligation to refund any portion of the License Fee or current Annual Maintenance Fee in connection therewith in addition to any other right to terminate this Agreement expressly provided herein, Licensor may terminate this Agreement, including the licenses granted under this Agreement, if Licensee fails to perform any of its material obligations hereunder or otherwise materially breaches this Agreement and fails to effect the cure of such failure or breach within [*] days after written notice thereof, provided that Licensor may terminate only its Services, but not the licenses granted hereunder, in the event Licensee fails to pay the Annual Maintenance Fee when due.

         (d) Effect Of Termination. Termination of this Agreement or the
             ---------------------
licenses granted hereunder will not limit either party from pursuing any other remedies available to it, including injunctive relief, nor will termination relieve Licensee of its obligation to pay all fees and other amounts that accrued prior to

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the effective date of termination. The rights and obligations of the parties as provided in this and the following provisions of this Agreement will survive any termination of this Agreement: Sections 3, 5(c), 6(e), 7 and 8.

         (e) Return of Licensed Program.  Upon termination of this Agreement or
             --------------------------
the licenses granted hereunder, Licensee will make no further use of the Licensed Program or the Documentation; and, within [*] days after such termination, Licensee will either destroy or return to Licensor the originals and all copies of the Licensed Program and the Documentation in the possession or under the control of Licensee, and certify in writing to Licensor that Licensee no longer possesses or controls any copies of the Licensed Program or the Documentation and is otherwise in compliance with the terms of this Agreement which survive the termination. The foregoing obligations apply to copies of the Licensed Program and the Documentation in all forms, partial and complete, in all types of media and computer memory, and whether or not modified or combined with other materials.

     7.  Warranty; Liability.
         -------------------

         (a) Non-Infringement Warranty and Indemnity.  Licenser represents and
             ---------------------------------------
warrants that it has the right to license the Licensed Program and Documentation on the terms and conditions set forth in this Agreement, and that use of the Licensed Program within the scope of such license does not infringe any United States copyright or misappropriate any trade secret of a third party. Licensor will indemnify and hold Licensee harmless Licensee from and against all damages, liabilities, costs and expenses (including reasonable fees of counsel and other professionals) incurred by Licensee arising out of a breach of the warranty in this Section 7, provided that Licensee promptly notifies Licensor of any third party claim or action which alleges such infringement or misappropriation, and grants Licensor the sole control of the defense of any such action, including all negotiations for its settlement or compromise. If Licensee is a defendant in such action, it may participate at its expense. Licensor will use commercially reasonable efforts to mitigate any damages arising out of a judicial determination that use of the Licensed Program infringes third party copyrights or trade secrets by either (A) delivering a non-infringing version of the Licensed Program, or (B) obtaining a license from the third party such that the use of the Licensed Program as contemplated hereunder is no longer infringing, or (C) if neither of the foregoing actions are commercially practicable, Licensor may terminate this Agreement and the license granted hereunder, in which case Licensor will refund to Licensee a portion of the License Fee actually paid to Licensor for the Licensed Program on an equitable basis taking into consideration such factors as the useful life of the Licensed Program and the period of time during which Licensee enjoyed its use.

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         (b) No Other Warranty. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 7,
             -----------------
LICENSOR EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO ANY ASPECT OF THE LICENSED PROGRAM, THEIR OPERATION OR THE SERVICES TO BE PERFORMED BY LICENSOR HEREUNDER, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN, CONDITION, CAPACITY, PERFORMANCE, TITLE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

         (c) Limitation on Liability. Licensee acknowledges that Licensor has
             -----------------------
not priced the Licensed Program to contemplate the risks of reliance by Licensee on the Licensed Program or to have or assume substantial liability or responsibility for Licensee's decisions. Accordingly, IN NO EVENT WILL LICENSOR BE LIABLE TO LICENSEE FOR LOSS OF PROFITS, LOSS OF REVENUES, LOSS OF SAVINGS, LOSS OF USE, LOSS OR CORRUPTION OF DATA OR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER UNDER TORT, CONTRACT OR OTHER THEORIES OF RECOVERY, EVEN IF LICENSOR HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSEE EXCLUSIVELY BEARS FULL AND COMPLETE LIABILITY AND RESPONSIBILITY FOR ITS USE AND RELIANCE ON THE LICENSED PROGRAM, EVEN IF SUCH USE WERE TO PRODUCE INCORRECT INFORMATION OR ERRONEOUS RESULTS. IN NO EVENT WILL LICENSOR'S TOTAL LIABILITY UNDER THIS AGREEMENT OR AS A RESULT OF THE LICENSE AND USE OF THE LICENSED PROGRAM EXCEED THE AGGREGATE AMOUNT OF THE LICENSE FEE ACTUALLY PAID UNDER THIS AGREEMENT BY LICENSEE TO LICENSOR. Licensee agrees that the foregoing represents a fair allocation of risk hereunder and is a material inducement to Licensor's entering into this Agreement.

     8.  Miscellaneous.
         -------------

         (a) Notices.  All notices will be given in writing and will be sent by
             -------
certified mail, postage prepaid and return receipt requested, or transmitted by facsimile if confirmed by such mailing, to the address indicated for the receiving party on the signature page below. Either party may change its address or facsimile telephone number by written notice to the other party.

         (b) Entire Agreement; Amendments. This Agreement and the attachments
             ----------------------------
and exhibits hereto constitute the entire agreement of the parties concerning the subject matter hereof, superseding all prior and contemporaneous proposals, negotiations, communications and agreements, written or oral, with respect to the subject matter of this Agreement. No representation or promise relating to and no amendment or modification of this Agreement will be binding unless it is in writing and signed by an authorized representative of each party.

       (c) Assignment.  Except as specifically provided for herein, neither this
           ----------
Agreement, nor any right or license under this Agreement, nor any Licensed Program or Documentation, may be assigned, sublicensed, distributed, sold, rented, leased or otherwise transferred by Licensee to a third party, other than a wholly-owned subsidiary of that party which uses the Licensed Program at the same Designated Site, without Licensor's prior written consent, which will not
                ----
be unreasonably withheld or delayed. Subject to the foregoing, this Agreement will bind and inure to the benefit of the successors and permitted assigns of Licensee and Licensor.

       (d) Lawful Use; Export.  Licensee will comply with all applicable laws
           ------------------
and regulations in its use of the Licensed Program and the Documentation. Licensee may not export, re-export or otherwise transfer the Licensed Program or the Documentation to any territory outside of the United States of America except with the prior written consent of Licensor, and then only in full compliance with the provisions of the United States Export Administration Act and the rules and regulations thereunder, and both the Licensed Program and the Documentation will be deemed 'technical data" for purposes thereof.

       (e) Governing Law; Captions; Waiver; Etc.  This Agreement will be
           ------------------------------------
governed by and construed in accordance with the substantive laws of the State of California. The captions appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or interpretation of this Agreement. Except for Licensee's obligation to pay Licensor, neither party will be liable for any failure to perform due to causes beyond the party's reasonable control. No waiver by a party of any breach of any provision of this Agreement will constitute a waiver of any other breach of that or any other provision of this Agreement. In the event that any of the provisions contained in this Agreement are held to be unenforceable, such provisions will be narrowed (or deleted if necessary) to the minimum extent necessary to make them enforceable.

       (f) Arbitration.  If there is any disagreement that cannot be resolved
           -----------
between the parties arising out of or relating to this Agreement (other than a dispute concerning the ownership of any copyright or other intellectual property right), any such dispute will be settled by binding arbitration in Santa Clara County, California, in accordance with the rules of the American Arbitration

Association. Any party receiving an award in arbitration may have judgment entered on the award in any court having jurisdiction. The prevailing party in any dispute will be entitled to receive from the other party its reasonable attorneys' fees and costs.

       (g) Injunctive Relief.  Licensee hereby acknowledges that unauthorized
           -----------------
disclosure or use of the Licensed Program or the Documentation or any other breach of this Agreement could cause irreparable harm and significant injury to Licensor that may be difficult to ascertain. Accordingly, Licensee agrees that Licensor will have the right to obtain immediate injunctive relief to enforce obligations under this Agreement in addition to any other rights and remedies it may have.

       (h) Independent Contractors.  Each party will perform its obligations as
           -----------------------
an independent contractor and will be solely responsible for its own financial obligations. This Agreement will not create a joint venture, partnership, or principal and agent relationship between the parties. Neither party will have the authority or will represent that it has the authority to assume or create any obligation, express or implied on behalf of the other party, except as expressly provided herein.

       (i) Counterparts.  This Agreement may be executed in counterparts, each
           ------------
of which will be deemed an original, but all of such counterparts together will constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the last day and yeas specified below.

LICENSOR:                                 LICENSEE:

VERISITY DESIGN, INC.


By: /s/ Charles Alvarez                   By: s/b
   ---------------------------------         ------------------------------

Title: V.P. Finance & Admin/CFO           Title:
      ------------------------------            ___________________________

Date: 3/31/99                             Date: March 22, '99
     -------------------------------           ----------------------------

Address for notices to Licensor:          Address for notices to Licensee:

Verisity Design, Inc.                     Intel Corporation

2041 Landings Drive
Mountain View, CA 94043                   3600 Juliette Lane
Phone (650) 934-6700                      Santa Clara, CA 95052-8119
Fax (650) 934-6701
Attn: Kathryn Kranen

                                   EXHIBIT A

                      LICENSED PROGRAM AND Specific TERMS

Licensed Program

        Specman is a software system designed to assist in the design of hardware devices to verify the correctness of their designs. Specman's main features are:

! A language (called 'e'). Files written in the 'e' language can be either loaded and interpreted, or translated by Specman into the C language.

! A tool that helps users generate test scenarios with which to verify their designs, based (among other things) on user-defined constraints.

! A tool that helps users quantify certain aspects of the coverage of the tests they run, depending (among other things) on those aspects being explicitly declared by the user.

! Features that help users debug the verification environment they develop with Specman.

Specific Terms
Licensee:                       Intel Corporation

License Fee & Number            [*]
of Licensed Copies:

Initial Maintenance             [*]
Term's Annual
Maintenance Fee:

Delivery Site:    Intel Corporation
                  3600 Juliette Lane
                  Santa Clara, CA 95052-8119



[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  Exhibit A-1

                                   EXHIBIT B

                   MAINTENANCE AND Technical Support SERVICES

     For such periods as Licensee fully pays the Annual Maintenance Fee, Licensor will provide the following services to Licensee (the "Services"):

     1.  Delivery of "Bug Updates" and New Releases.  Whenever Licensor makes
         ------------------------------------------
a "Bug Update" or "New Release" generally available to its customers who have purchased maintenance and technical support services, Licensor will provide a copy of same to Licensee, and Licensee will install the same on any computer on which it intends to operate the Licensed Program. A "Bug Update" is an interim release version of the Licensed Program in which certain previously identified Errors have been corrected. A "New Release" is an updated version of the Licensed Program with certain new functions and/or features, other than computer programs that include substantially new or different functions and/or features relative to the Licensed Program. Both Bug Updates and New Releases will include revised Documentation or release notes which, when read in conjunction with previously delivered Documentation, identifies with reasonably clarity the new or differing functions and/or features of the Licensed Program. Upon delivery to Licensee, any New Release will be considered a "Licensed Program" for purposes of this Agreement.

     From time to time Licensor and Licensee will meet to discuss Licensor's product marketing and update plans with respect to the Licensed Program and to solicit suggestions from Licensee with respect to improvements to the functionality of the Licensed Program. The information disclosed to Licensee in such meetings will be considered confidential information subject to Section 3(b) of the Agreement.

     Licensor will provide Licensee with periodic "bug" reports generated by Licensor's technical support staff, including possible work-around and status of planned corrections to the Licensed Program. The information disclosed to Licensee in such reports will be considered confidential information subject to
Section 3(b) of the Agreement.

     2.  Error Correction.  Licensor will provide the following services for
         ----------------
Errors (as defined below) of which Licensor is notified by Licensee:

         (a) For Critical Errors:  Licensor will initiate work to verify and
           -------------------
correct the Error within [*] of the time when Licensor received the report of such Error. Licensor will diligently pursue the correction of the Error until the same is corrected. A "Critical Error" is an Error that materially impairs substantial


[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  Exhibit B-1
functions of the Licensed Program or poses imminent danger to Licensee's equipment or data.

          (b) For Non-Critical Errors:  Licensor will use reasonable commercial
              -----------------------
efforts to correct the Error in future Bug Updates and/or New Releases. A "Non-Critical Error' is any Error other than a Critical Error.

        An "Error" means a material failure of the Licensed Program to conform to its functional specifications as described in the applicable documentation. Errors do not include, and Licensor will have no responsibility for, any of the following circumstances: (A) the Licensed Program has been modified by any person or entity other than Licensor; (B) the Licensed Program has been operated other than in accordance with Licensor's installation and operations instructions, including without limitation on computing devices or with computer operating systems and/or third party software other than that recommended by Licensor; (C) the Licensed Program has been damaged in any manner due to the fault of any person or entity other than Licensor; (D) Licensee fails to reasonably assist Licensor in verifying, reproducing and correcting error conditions (for example, by providing telecommunications connections to Licensee's computer equipment and providing sample output and other diagnostic information), or Licensor is unable after using reasonable commercial efforts to verify and reproduce the error condition reported by Licensee; (E) Licensee has failed to install the most recent Bug Update or New Release of the Licensed Program made available to Licensee pursuant to paragraph 1 above; or (F) any failure of the computer operating systems and/or third party software utilized by Licensee.

        Error correction may include a temporary work-around, patch or bypass supplied by Licensor, or temporary implementation by Licensee of a computer or operational procedure, in order to diminish or avoid the effect of the Error. Licensee acknowledges that software, by its nature, will contain "bugs' (some of which may cause interruptions in use), and that operation of software on hardware configurations other than those on which the software has been developed and tested can create problems in the operation of the software. Accordingly, Licensor does not warrant that all Errors can be corrected, and Licensee agrees to implement appropriate procedures to backup its data and programming work in order to avoid loss or cost in the event of data loss in using the Licensed Program.

     3.  "Hotline" Support.  Licensor will make a qualified member of its
         -----------------
technical support staff available by telephone and e-mail during Licensor's normal business hours, to assist Licensee's System Administrator in the use and operation of the Licensed Program, and to report Error conditions. Licensee will designate a

                                  Exhibit B-2-

System Administrator who will be Licensee's sole liaison with Licensor for technical support, and will be responsible for providing first line support of the Licensed Program for Licensee's employees. If Licensee's System Administrator reports multiple error conditions, he or she may request that Licensor resolve such Errors in a designated order of priority. Licensor's technical support staff will communicate to Licensee's Systems Administrator (by telephone, e-mail or fax) the status of Licensor's efforts to correct Critical Errors (i) if Licensor receives the Error report prior to 12 Noon Pacific Time, by responding on the same business day, or (ii) if the Error report is received later than that, by responding prior to 12 Noon Pacific Time on the next business day.

       4.  On-Site Support.  During the Maintenance Term, Licensor will provide
           ---------------
on-site technical support at Licensee's facilities for any problem which cannot otherwise be diagnosed, and resolved after reasonable attempts by Licensee's technical staff to reproduce, diagnose, and resolve the problem with the help of Licensor's technical staff through telephone discussions and/or electronic file exchanges (a) if Licensee's facility is within [*] miles of Licensor's nearest support facility, at no charge to Licensee; or (b) if Licensee's facilities are located more than [*] miles from Licensor's facility, then for separate charges for the travel time incurred by Licensor's technical support staff at Licensor's standard hourly rate, together with reimbursement of reasonable applicable travel and related expenditures consistent with Licensee's standard expense reimbursement policy.

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 Exhibit B-3

Intel.

Tom Denebeim
Verisity

Subject:  Assignment of Software Licenses

Dear Tom Denebeim,

        As you may know, Intel Corporation (Intel) recently acquired the hardware design team of [*] known as [*] that was located in Beaverton, Oregon and San Jose, California. The acquisition became effective on [*], 1999. The design group will become part of the [*] unit within [*]. The tools will continue to be used by engineers from the design team. They will continue to operate these Verisity tools to perform their design activities.

        This letter is a formal request for Intel to assume the obligations and rights under Verisity licenses with the [*] design team known as [*]. Detailed information on the licenses is provided in the table below. The contract and/or agreements [*] has with Verisity relate to the business of the former [*] group and now the [*] group at Intel. The intent of this letter is to assure you that Intel, on behalf of the [*], desires that the contractual relationship remain in full force and effect and continue uninterrupted. In this regard and for the avoidance of any doubt, we wish to secure your acknowledgement and/or consent to Intel's assumption of all contracts and or agreements (the "Agreements") currently outstanding between [*] and Verisity. For the purposes of this letter, the agreements are deemed to include the maintenance agreements if any, associated with the Agreements, purchase orders, purchase agreements, and non-disclosure agreements. Please be assured that Intel agrees to accept and be bound by and faithfully carry out all of the obligations under these Agreements as if it were the original party.

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        Upon receipt of this letter, please sign where indicated and return one fully executed copy of this letter in the enclosed envelope. We thank you in advance for your cooperation in this matter and look forward to the relationship.

Sincerely,                              Sincerely,

INTEL CORPORATION                       [*]

/s/ Jared Justus                        s/b
--------------------------------        ---------------------------------
Jared C. Justus                         Dir. Finance
IT Buyer


Consented to by Verisity

Signature: /s/ Charles Alvarez
          ----------------------
Name: Charles G. Alvarez
     ---------------------------
Title: V.P. Finance & Admin/CFO
      --------------------------
Date: 3/31/99
      --------------------------

        The contact person for the licenses was formerly Bob Young, at [*]. The contact at Intel will remain Bob Young. The servers, which host the applications, are unchanged due to the acquisition, and still reside on the two machines below.

Contact:           Bob Young

                   (408) 765-5351

Santa Clara host:
Hostname:          [*]
Hostid:            [*]
OS:                [*]
System:            [*]
Network ID:        [*]
Street Address:    3600 Juliette Ln., Santa Clara, CA 95052

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Oregon host:
------------
Hostname:          [*]
Hostid:            [*]
OS:                [*]
System:            [*]
Network ID:        [*]
Street Address:    15201 NW Greenbrier Parkway Beaverton, OR 97005

Licenses:

------------------------------------------------------------------------
   Manufacturer                Description              Version Number
------------------------------------------------------------------------
     Verisity                    Specman                    [*]
------------------------------------------------------------------------
     Verisity                    Specman                    [*]
------------------------------------------------------------------------
     Verisity                    Specman                    [*]
------------------------------------------------------------------------
     Verisity                    Specman                    [*]
------------------------------------------------------------------------
     Verisity                    Specman                    [*]
------------------------------------------------------------------------
     Verisity                    Specman                    [*]
------------------------------------------------------------------------
     Verisity                    Specman                    [*]
------------------------------------------------------------------------
     Verisity                    Specman                    [*]
------------------------------------------------------------------------
     Verisity                    Specman                    [*]
------------------------------------------------------------------------
     Verisity                    Specman                    [*]
------------------------------------------------------------------------

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.